                                                                    EXHIBIT 99.1

                             LETTER OF TRANSMITTAL
                               Offer to Exchange
               10 1/2% Senior Secured Notes due November 1, 2004
                          For Any and All Outstanding
               10 1/2% Senior Secured Notes due November 1, 2004
                                       of
                                TOM'S FOODS INC.
       THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., EASTERN STANDARD TIME
            ON             , UNLESS EXTENDED (THE "EXPIRATION DATE")

                   IF YOU WISH TO ACCEPT THE EXCHANGE OFFER,
                THIS LETTER OF TRANSMITTAL SHOULD BE COMPLETED,
             SIGNED AND SUBMITTED BY REGISTERED OR CERTIFIED MAIL,
                     BY FACSIMILE WITH ORIGINAL TO FOLLOW,
                      BY OVERNIGHT COURIER OR BY HAND TO:

                       IBJ SCHRODER BANK & TRUST COMPANY
                             Attn: Terence Rawlins
                                One State Street
                               New York, NY 10004

                                 By Facsimile:
                                 (212) 858-2952

                             Confirm by Telephone:
                                 (212) 858-2657

                            ------------------------

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     By execution hereof, the undersigned acknowledges receipt of the Prospectus
dated             (the "Prospectus") of Tom's Foods Inc. (the "Company") which, together with this Letter of Transmittal and the instructions hereto (the "Letter of Transmittal"), describes the Company's offer (the "Exchange Offer") to exchange $1,000 in principal amount of a new series of notes known as 10 1/2% Senior Secured Notes due November 1, 2004 (the "Exchange Notes") for each $1,000 in principal amount of outstanding 10 1/2% Senior Secured Notes due November 1, 2004 (the "Old Notes"). The terms of the Exchange Notes are identical in all material respects (including principal amount, interest rate and maturity) to the terms of the Old Notes for which they may be exchanged pursuant to the Exchange Offer, except that the offering of the Exchange Notes will have been registered under the Securities Act of 1933, as amended (the "Securities Act"), and, therefore, the Exchange Notes will not bear legends restricting the transfer thereof.

     HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE EXCHANGE NOTES FOR THEIR OLD NOTES PURSUANT TO THE EXCHANGE OFFER MUST VALIDLY TENDER (AND NOT WITHDRAW) THEIR OLD NOTES TO THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

     Holders whose Old Notes are not immediately available or who cannot deliver their Old Notes and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date may tender their

Old Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures."

     All capitalized terms used herein and not defined herein shall have the meaning ascribed to them in the Prospectus.

     This Letter of Transmittal is to be used by Holders if: (i) certificates representing Old Notes are to be physically delivered to the Exchange Agent herewith by such Holder; (ii) tender of Old Notes is to be made by book-entry transfer to the Exchange Agent's account at The Depository Trust Company ("DTC") pursuant to the procedures set forth in the Prospectus under "The Exchange Offer--Book-Entry Transfer" by any financial institution that is a participant in DTC and whose name appears on a security position listing as the owner of Old Notes (such participants, acting on behalf of Holders, are referred to herein, together with such Holders, as "Acting Holders"); or (iii) tender of Old Notes is to be made according to the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer--Guaranteed Delivery Procedures." DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

     Unless the context requires otherwise, the term "Holder" for purposes of this Letter of Transmittal means any person: (i) in whose name Old Notes are registered on the books of the Company or any other person who has obtained a properly completed bond power from the registered holder or (ii) whose Old Notes are held of record by DTC who desires to deliver such Old Notes by book-entry transfer at DTC.

     The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. HOLDERS WHO WISH TO ACCEPT THE EXCHANGE OFFER AND TENDER THEIR OLD NOTES MUST COMPLETE THIS LETTER IN ITS ENTIRETY.

     PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW.

     THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS, THIS LETTER OF TRANSMITTAL OR THE NOTICE OF GUARANTEED DELIVERY MAY BE DIRECTED TO THE EXCHANGE AGENT.

     List below the Old Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, list the certificate numbers and principal amounts on a separate signed schedule and affix the schedule to this Letter of Transmittal.

-----------------------------------------------------------
DESCRIPTION OF OLD NOTES TENDERED HEREWITH
-----------------------------------------------------------
                                                              CERTIFICATE NUMBER(S)*        AGGREGATE PRINCIPAL
NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)               (ATTACH SIGNED LIST IF          AMOUNT TENDERED
(PLEASE FILL IN)                                                    NECESSARY)             (IF LESS THAN ALL)**
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                                                       TOTAL
-----------------------------------------------------------
  * Need not be completed by Holders tendering by book-entry transfer.
 ** Unless otherwise indicated, the Holder will be deemed to have tendered the full aggregate principal amount represented by Old Notes. See Instruction 2.
-----------------------------------------------------------

[ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
    MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE DEPOSITORY TRUST COMPANY AND COMPLETE THE FOLLOWING:

  Name of Tendering Institution
  ------------------------------------------------------------------------------

  DTC Participant Number
  ------------------------------------------------------------------------------

  Transaction Code Number
  ------------------------------------------------------------------------------

  Name of Participant Contact Person
 -------------------------------------------------------------------------------

  Telephone number
  ------------------------------------------------------------------------------

[ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
    GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

  Name(s) of Registered Holder(s) of Old Notes
  -------------------------------------------------------------------

  Window Ticket No. (if any)
  ------------------------------------------------------------------------------

  Date of Execution of Notice of Guaranteed Delivery
  --------------------------------------------------------------

  Name of Eligible Institution that Guaranteed Delivery
  ------------------------------------------------------------

  DTC Book-Entry Account Number
--------------------------------------------------------------------------------

  If Delivered by Book-Entry Transfer:
 -------------------------------------------------------------------------------

  Name of Tendering Institution
  ------------------------------------------------------------------------------

  Transaction Code Number
  ------------------------------------------------------------------------------

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL
    COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

   Name:
   -----------------------------------------------------------------------------

   Address:
   -----------------------------------------------------------------------------

    If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the principal amount of Old Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered herewith, the undersigned hereby exchanges, sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Old Notes. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that said Exchange Agent also acts as the agent of the Company and as Trustee under the Indenture for the Old Notes and the Exchange Notes) with respect to the tendered Old Notes with full power of substitution to (i) deliver certificates for such Old Notes to the Company, or transfer ownership of such Old Notes on the account books maintained by DTC, together, in either such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company and
(ii) present such Old Notes for transfer on the books of the Company and receive all benefits and otherwise exercise all rights of beneficial ownership of such Old Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed irrevocable and coupled with an interest.

     The undersigned represents and warrants that it has full power and authority to tender, exchange, sell, assign and transfer the Old Notes tendered hereby and to acquire Exchange Notes issuable upon the exchange of such tendered Old Notes, and that, when the Old Notes are accepted for exchange, the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, sale, assignment and transfer of tendered Old Notes or transfer ownership of such Old Notes on the account books maintained by DTC.

     The Exchange Offer is subject to certain conditions as set forth in the Prospectus under the caption "The Exchange Offer--Conditions." The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Company), as more particularly set forth in the Prospectus, the Company may not be required to exchange any of the Old Notes tendered hereby and, in such event, certificates for such Old Notes not exchanged will be returned (except as noted below with respect to tenders through DTC), without expense, to the undersigned at the address shown below the signature of the undersigned.

     The undersigned also acknowledges that this Exchange Offer is being made in reliance upon interpretations by the staff of the Securities and Exchange Commission set forth in no-action letters issued to third parties that the Exchange Notes issued in exchange for the Old Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by Holders thereof (other than any such Holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act) without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such Holder's business, such Holder has no arrangement or understanding with any person to participate in the distribution of such Exchange Notes and neither such Holder nor any other such person is engaging in or intends to engage in a distribution of such Exchange Notes. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of the Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Old Notes, the undersigned represents that such Old Notes were acquired as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

     The undersigned represents to the Company that (i) the Exchange Notes acquired by the Holder and any beneficial owners of Old Notes pursuant to the Exchange Offer are being obtained in the ordinary course of business of the person receiving such Exchange Notes, (ii) neither the Holder nor any such beneficial owner has an arrangement or understanding with any person to participate in the distribution of such Exchange Notes, (iii) neither the Holder, nor such beneficial owner, nor any such other person is engaged in or intends to engage in a distribution of the Exchange Notes and (iv) neither the Holder nor any such other person is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act or, if such Holder is an affiliate, that such Holder will comply with the registration and prospectus delivery requirements of the Act to the extent applicable.

     All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, bankruptcy or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

     TENDERED OLD NOTES MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION
DATE.

     Unless otherwise indicated under "Special Issuance Instructions," certificates representing the Exchange Notes issued in exchange for the Old Notes accepted for exchange will be issued, and any Old Notes not tendered or not exchanged will be returned, in the name(s) of the undersigned (or in either such event in the case of Old Notes tendered by DTC, by credit to the account at
DTC). Similarly, unless otherwise indicated under "Special Delivery Instructions," certificates representing the Exchange Notes issued in exchange for the Old Notes accepted for exchange and any certificates for Old Notes not tendered or not exchanged (and accompanying documents, as appropriate) will be sent to the undersigned at the address shown below the undersigned's signatures, unless, in either event, tender is being made through DTC. In the event that both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, certificates representing the Exchange Notes issued in exchange for the Old Notes accepted for exchange will be issued, and any Old Notes not tendered or not exchanged will be returned, in the name(s) of, and said certificates will be sent to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any Old Notes from the name of the registered Holder(s) thereof if the Company does not accept for exchange any of the Old Notes so tendered.

                                PLEASE SIGN HERE

       (TO BE COMPLETED BY ALL TENDERING HOLDERS OF OLD NOTES REGARDLESS
         OF WHETHER OLD NOTES ARE BEING PHYSICALLY DELIVERED HEREWITH)

     This Letter of Transmittal must be signed by the Holder(s) of Old Notes exactly as their name(s) appear(s) on certificate(s) for Old Notes or, if tendered by a participant in DTC, exactly as such participant's name appears on a security position listing as the owner of Old Notes, or by person(s) authorized to become registered Holder(s) by endorsements and documents transmitted with this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under "Capacity" and submit evidence satisfactory to the Issuers of such person's authority to so act. See Instruction 3 herein.

     If the signature appearing below is not of the registered Holder(s) of the Old Notes, then the registered Holder(s) must sign a valid proxy.

X
-------------------------------------------------
X
-------------------------------------------------
               Signature(s) of Holder(s) or Authorized Signatory

Name(s):
-----------------------------------------

------------------------------------------------------
                                 (Please Print)

Capacity:
------------------------------------------
Social Security No.:
------------------------------
Date:
----------------------------------------------
Date:
----------------------------------------------

Address:
------------------------------------------
------------------------------------------------------
                              (Including Zip Code)

Area Code and Telephone No.:
------------------

                   PLEASE COMPLETE SUBSTITUTE FORM W-9 HEREIN

                 SIGNATURE GUARANTEE (SEE INSTRUCTION 3 HEREIN)
CERTAIN SIGNATURES MUST BE MEDALLION STAMP GUARANTEED BY AN ELIGIBLE INSTITUTION

--------------------------------------------------------------------------------
             (Name of Eligible Institution Guaranteeing Signatures)

--------------------------------------------------------------------------------
  (Address (including zip code) and Telephone Number (including area code) of
                                     Firm)

--------------------------------------------------------------------------------
                             (Authorized Signature)

--------------------------------------------------------------------------------
                                 (Printed Name)

--------------------------------------------------------------------------------
                                    (Title)

Date:
-------------------------------------------------

           ----------------------------------------------------------
                         SPECIAL ISSUANCE INSTRUCTIONS
                           (SEE INSTRUCTION 4 HEREIN)

      To be completed ONLY if certificates for Old Notes in a principal amount not tendered are to be issued in the name of, or the Exchange Notes issued pursuant to the Exchange Offer are to be issued to the order of, someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal or issued to an address different from that shown in the box entitled "Description of Old Notes Tendered Herewith" within this Letter of Transmittal, or if Old Notes tendered by book-entry transfer that are not accepted for purchase are to be credited to a different account maintained at DTC.

 Name:
 -------------------------------------------------
                                 (Please Print)

 Address:
 -----------------------------------------------
                                 (Please Print)

           ---------------------------------------------------------
                                    Zip Code

           ---------------------------------------------------------
               Taxpayer Identification or Social Security Number
                        (See Substitute Form W-9 herein)
           ==========================================================
                         SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTION 4 HEREIN)

      To be completed ONLY if certificates for Old Notes in a principal amount not tendered or not accepted for purchase or the Exchange Notes issued pursuant to the Exchange Offer are to be sent to someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal or to an address different from that shown in the box entitled "Description of Old Notes Tendered Herewith" within this Letter of Transmittal.

 Name:
 -------------------------------------------------
                                 (Please Print)

 Address:
 -----------------------------------------------
                                 (Please Print)

           ---------------------------------------------------------
                                    Zip Code

           ---------------------------------------------------------
               Taxpayer Identification or Social Security Number
                        (See Substitute Form W-9 herein)

           ----------------------------------------------------------

                                  INSTRUCTIONS

                    FORMING PART OF THE TERMS AND CONDITIONS
                             OF THE EXCHANGE OFFER

     1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND CERTIFICATES FOR OLD
NOTES. Certificates for all physically delivered Old Notes or confirmation of any book-entry transfer to the Exchange Agent's account at DTC of Old Notes tendered by book-entry transfer, as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile thereof with original to follow, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date.

     THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE TENDERED OLD NOTES AND ANY OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE HOLDER AND, EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. INSTEAD OF DELIVERY BY MAIL, IT IS RECOMMENDED THAT THE HOLDER USE AN OVERNIGHT OR HAND DELIVERY SERVICE. IF SUCH DELIVERY IS BY MAIL, IT IS SUGGESTED THAT REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, BE USED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE TIMELY DELIVERY TO THE EXCHANGE AGENT BEFORE THE EXPIRATION DATE. NO LETTER OF TRANSMITTAL OR OLD NOTES SHOULD BE SENT TO THE COMPANY.

     Holders whose Old Notes are not immediately available or who cannot deliver their Old Notes and all other required documents to the Exchange Agent on or prior to the Expiration Date may tender their Old Notes pursuant to the guaranteed delivery procedure set forth in the Prospectus under "The Exchange Offer--Guaranteed Delivery Procedures." Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution (as defined therein);
(ii) on or prior to the Expiration Date the Exchange Agent must have received from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the tendering Holder, the certificate number(s) of such Old Notes (if available) and the principal amount of Old Notes tendered and stating that the tender is being made thereby, and (iii) all tendered Old Notes (or a confirmation of any book-entry transfer of such Old Notes into the Exchange Agent's account at DTC) as well as this Letter of Transmittal and all other documents required by this Letter of Transmittal must be received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date, all as provided in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures."

     All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Old Notes will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Old Notes not properly tendered or any Old Notes the Company's acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right to waive any defects, irregularities or conditions of tender as to particular Old Notes. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured within such time as the Company shall determine. Although the Company intends to notify Holders of defects or irregularities with respect to tenders of Old Notes, neither the Company, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Old Notes, nor shall any of them incur any liability for failure to give such notification. Tenders of Old Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Old Notes received by the Exchange Agent that the Company determines are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering Holders, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

     2. PARTIAL TENDERS; WITHDRAWALS. Tenders of Old Notes will be accepted in denominations of $1,000 and integral multiples in excess thereof. If less than the entire principal amount of any Old Notes evidenced by a submitted certificate is tendered, the tendering Holder should fill in the principal amount tendered in the third column of the chart entitled "Description of Old Notes Tendered Herewith." The entire principal amount of Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Old Notes is not tendered, Old Notes for the principal amount of Old Notes not tendered and a certificate or certificates representing Exchange Notes issued in exchange for any Old Notes accepted will be sent to the Holder at his or her registered address, unless otherwise indicated under "Special Issuance Instructions" or "Special Delivery Instructions" or unless tender is made through DTC, promptly after the Old Notes are accepted for exchange.

     Tenders of Old Notes pursuant to the Exchange Offer are irrevocable, except that Old Notes tendered pursuant to the Exchange Offer may be withdrawn at any time prior to the Expiration Date. To be effective, a written or facsimile transmission notice of withdrawal must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m. Eastern Standard Time on the Expiration Date. Any such notice of withdrawal must specify the person named in the Letter of Transmittal as having tendered Old Notes to be withdrawn, the certificate numbers of the Old Notes to be withdrawn, the principal amount of Old Notes delivered for exchange, a statement that such Holder is withdrawing its election to have such Old Notes exchanged, and the name of the registered Holder of such Old Notes, and must be signed by the Holder in the same manner as the original signature on the Letter of Transmittal (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the Trustee register the transfer of such Old Notes into the name of the person(s) withdrawing the tender, and specify the name in which any such Old Notes are to be registered, if different from the person having deposited the Old Notes.

     If certificates for Old Notes have been delivered or otherwise identified to the Exchange Agent, then, prior to the release of such certificates, the withdrawing Holder must also submit the serial numbers of the particular certificates to be withdrawn and a signed notice of withdrawal with signatures Medallion Stamp guaranteed by an Eligible Institution unless such Holder is an Eligible Institution. If Old Notes have been tendered pursuant to the procedure for book-entry transfer described above, any notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawn Old Notes and otherwise comply with the procedures of such facility. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company in its sole discretion, which determination shall be final and binding on all parties. Any Old Notes so withdrawn will be deemed not to have been validly tendered for purposes of the Exchange Offer and no Exchange Notes will be issued with respect thereto unless the Old Notes so withdrawn are validly retendered. Properly withdrawn Old Notes may be retendered by following one of the procedures described in the Prospectus under "The Exchange Offer--Procedures for Tendering" at any time prior to the Expiration Date.

     Any Old Notes which have been tendered but which are not accepted for payment due to withdrawal, rejection of tender or termination of the Exchange Offer will be returned as soon as practicable to the Holder thereof without cost to such Holder (or, in the case of Old Notes tendered by book-entry transfer into the Exchange Agent's account at DTC pursuant to the book-entry transfer procedures described above, such Old Notes will be credited to an account maintained with DTC for the Old Notes).

     3. SIGNATURE ON LETTER OF TRANSMITTAL; WRITTEN INSTRUMENTS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this Letter of Transmittal is signed by the registered Holder(s) of the Old Notes tendered hereby, the signature must correspond with name(s) as written on the face of certificates without alteration, enlargement or any change whatsoever. If any of the Old Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If a number of Old Notes registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of Old Notes.

     If this Letter of Transmittal is signed by the registered Holder(s) of Old Notes tendered hereby, such Holder(s) need not and should not endorse any tendered Old Note, nor provide a separate bond power.

     If this Letter of Transmittal is signed by a person other than the registered Holder(s) of the Old Notes tendered, such Old Notes must either be properly endorsed or accompanied by a properly completed separate bond power in form satisfactory to the Company and duly executed by the registered Holder(s), in either case signed exactly as the name or names of the registered Holder(s) appear(s) on the Old Notes, and with the signatures on the bond power Medallion Stamp guaranteed by an Eligible Institution.

     If this Letter of Transmittal, any certificates for Old Notes or separate bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority so to act must be submitted with this Letter of Transmittal.

     Endorsements on certificates for Old Notes or signatures on separate bond powers required by this Instruction 3 must be Medallion Stamp guaranteed by an Eligible Institution.

     Signatures on this Letter of Transmittal need not be Medallion Stamp guaranteed by an Eligible Institution, unless the Old Notes are tendered: (i) by a registered Holder who has not completed the box entitled, "Special Issuance Instructions" or "Special Delivery Instructions" on the Letter of Transmittal; or (ii) for the account of an Eligible Institution.

     4. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. Tendering Holders should indicate, in the applicable spaces, the name and address to which Exchange Notes or substitute Old Notes for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal (or in the case of tender of the Old Notes through DTC, if different from DTC). In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

     5. TRANSFER TAXES. The Company shall pay all transfer taxes, if any, applicable to the exchange of Old Notes pursuant to the Exchange Offer. If, however, certificates representing Exchange Notes or Old Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered Holder(s) of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person(s) other than the person(s) signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Old Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered Holder or any other person) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering Holder.

     Except as provided in this Instruction 5, it will not be necessary for transfer tax stamps to be affixed to the Old Notes listed in this Letter of Transmittal.

     6. WAIVER OF CONDITIONS. The Company reserves the absolute right to amend, waive, or modify, in whole or in part, any of the conditions to the Exchange Offer set forth in the Prospectus.

     7. MUTILATED, LOST, STOLEN OR DESTROYED NOTES. Any tendering Holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated herein for further instructions.

     8. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number set forth herein. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

     IMPORTANT: This Letter of Transmittal or a facsimile thereof with original to follow (together with certificates for old notes or confirmation of book-entry transfer and all other required documents) or a notice of Guaranteed Delivery must be received by the Exchange Agent on or prior to the Expiration Date.

                           IMPORTANT TAX INFORMATION

     Under federal income tax laws, a Holder whose tendered Old Notes are accepted for payment is required to provide the Exchange Agent (as payer) with such Holder's correct TIN on Substitute Form W-9 below or otherwise establish a basis for exemption from backup withholding. If such Holder is an individual, the TIN is his social security number. If the Exchange Agent is not provided with the correct TIN, a $50 penalty may be imposed by the Internal Revenue Service, and payments made with respect to Old Notes purchased pursuant to the Exchange Offer may be subject to backup withholding.

     Certain Holders (including, among others, all corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements. Exempt Holders should indicate their exempt status on Substitute Form W-9. A foreign person may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed Internal Revenue Service Form W-8, signed under penalties of perjury, attesting to the Holder's exempt status. A Form W-8 can be obtained from the Exchange Agent. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

     If backup withholding applies, the Exchange Agent is required to withhold 31% of any payments made to the Holder or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup withholding on payments made with respect to the Exchange Notes, the Holder is required to provide the Exchange Agent, with either: (i) the Holder's correct TIN by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such Holder is awaiting a TIN) and that (A) the Holder has not been notified by the Internal Revenue Service that the Holder is subject to backup withholding as a result of failure to report all interest or dividends or (B) the Internal Revenue Service has notified the Holder that the Holder is no longer subject to backup withholding; or (ii) an adequate basis for exemption.

WHAT NUMBER TO GIVE THE EXCHANGE AGENT

     The Holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the registered Holder of the Old Notes. If the Old Notes are held in more than one name or are held not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

------------------------------------------------------------------------------------------------------------------------
                                    PAYER'S NAME: IBJ SCHRODER BANK & TRUST COMPANY
------------------------------------------------------------------------------------------------------------------------
 SUBSTITUTE                    PART 1--PLEASE PROVIDE YOUR TIN IN THE BOX AT THE RIGHT
 FORMW-9                       AND CERTIFY BY SIGNING AND DATING BELOW.                      Social Security Number
                                                                                                   or Employer
                                                                                              Identification Number
                                                                                          ----------------------------
                             -------------------------------------------------------------------------------------------
DEPARTMENT OF THE
 TREASURY                      PART 2--Certification. Under Penalties of Perjury, I certify that (1) The number shown on
 INTERNAL REVENUE SERVICE      this form is my correct Taxpayer Identification Number (or I am waiting for a number to
PAYER'S REQUEST FOR TAXPAYER   be issued to me) and (2) I am not subject to backup withholding because I have not been
IDENTIFICATION NUMBER (TIN)    notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.
                             -------------------------------------------------------------------------------------------
                               Certification Instructions--You must cross out item (2)              PART 3--
                               in Part 2 above if you have been notified by the IRS             Awaiting TIN [ ]
                               that you are subject to backup withholding because of
                               underreporting interest or dividends on your tax return.
                               However, if after being notified by the IRS that you
                               were subject to backup withholding you received another
                               notification from the IRS stating that you are no longer
                               subject to backup withholding, do not cross out item
                               (2).
                               SIGNATURE  _____________________   DATE ________
------------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO HOLDERS OF EXCHANGE NOTES PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

       YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX
                       IN PART 3 OF SUBSTITUTE FORM W-9.

--------------------------------------------------------------------------------------------------
                      CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

 I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration
 Officer or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, 31 percent of all reportable payments made to me thereafter will be withheld until I provide a number.
 ______________________________________________________            _______________________________
                         Signature                                              Date
--------------------------------------------------------------------------------------------------

                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:
                       IBJ SCHRODER BANK & TRUST COMPANY

     By Mail, Hand or Overnight Courier:                       By Facsimile:
      IBJ Schroder Bank & Trust Company                       (212) 858-2952
                One State St.
             New York, NY 10004                            Confirm by Telephone:
            Attn: Terence Rawlins                             (212) 858-2657